Exhibit 99.1

Airspan Networks Inc. and New Beginnings Acquisition Corp. Complete Business
Combination; Commences Trading Today on NYSE American Under Ticker
“MIMO”

●	Transaction approved by NBA shareholders on August 11, 2021

●	Business combination expected to advance Airspan’s growth strategy, including 5G revenue growth and expansion of its innovative 5G product portfolio

●	Airspan CEO Eric Stonestrom to ring The Opening Bell® this morning to mark Airspan Networks Holdings Inc.’s trading debut

BOCA RATON, FL – August 16, 2021 – Airspan Networks Inc., which provides ground-breaking, disruptive software and hardware for 5G network solutions, and New Beginnings Acquisition Corp. (“NBA”) (NYSE American: NBA), a special purpose acquisition company, or SPAC, today announced the completion of their previously announced business combination (the “Business Combination”). NBA shareholders approved the transaction at a special meeting held on August 11, 2021. The combined company has been renamed Airspan Networks Holdings Inc. (“Airspan”) and will begin trading on the NYSE American today, under the ticker symbol “MIMO” for Airspan common stock and “MIMO WS,” “MIMO WSA,” “MIMO WSB” and “MIMO WSC” for Airspan’s classes of outstanding warrants.

Airspan President and CEO Eric Stonestrom said, “This is a huge milestone for our company, employees and customers, and a logical next step as we execute our growth strategy. We believe we are well-positioned for long-term, sustainable growth in 5G based on the largest anticipated capex supercycle I have seen in my more than 30-year career in telecommunications. We look forward to continuing our industry leadership in both 5G and Open RAN, working with strategic partners and customers to accelerate the adoption of Open RAN and enhancing the ecosystem for the benefit of all.”

“Airspan’s leadership position in 5G and Open RAN and innovative 5G software and hardware portfolio provide significant potential for customer, revenue and market share growth. I look forward to continuing to work with Eric and the Airspan leadership team as they execute on their vision and growth strategy,” said Michael Liebowitz, CEO and Director of New Beginnings Acquisition Corp.

Immediately prior to the closing of the Business Combination, NBA closed the previously announced offering of 7,500,000 shares of NBA common stock at a price of $10.00 per share (the “PIPE”).

In addition, immediately prior to the closing of the Business Combination, NBA issued $50.0 million aggregate principal amount of senior secured convertible notes in a private placement to certain funds affiliated with Fortress Investment Group, on terms previously disclosed, primarily in order to meet the minimum cash requirements provided in the business combination agreement.

Airspan Networks Inc. common stock was previously traded on OTC Markets - Pink under the symbol “AIRO.” The AIRO symbol was removed from OTC Markets – Pink effective August 13, 2021.

Transaction Expected to Accelerate 5G Revenue Growth, Expand 5G Product Portfolio

The Business Combination is expected to accelerate Airspan’s 5G revenue growth, to expand its product portfolio, and provide working capital to fund increasing demand for 5G, Open RAN, private networks, citizens broadband radio service (“CBRS”) and fixed wireless access (“FWA”) solutions.

NBA CEO Michael Liebowitz will continue on the Board of Directors of Airspan Networks Holdings Inc. Additional information about the completed Business Combination will be provided in a Current Report on Form 8-K to be filed by Airspan with the Securities and Exchange Commission and available at www.sec.gov.

Advisors

J.P. Morgan Securities LLC served as exclusive financial advisor to Airspan Networks Inc. and Dorsey & Whitney LLP served as Airspan Networks Inc.’s legal counsel. J.P. Morgan Securities LLC acted as sole placement agent to New Beginnings Acquisition Corp. on the PIPE. Jefferies LLC acted as capital markets advisor to Airspan Networks Inc. Ladenburg Thalmann & Co. Inc. acted as capital markets advisor to New Beginnings Acquisition Corp. Mayer Brown served as J.P. Morgan Securities LLC’s legal counsel. Greenberg Traurig, P.A. served as New Beginnings Acquisition Corp.’s legal counsel. Reed Smith LLP served as Fortress Investment Group’s legal counsel.

About Airspan

Airspan Networks Holdings Inc. (NYSE American: MIMO) is a U.S.-based provider of groundbreaking, disruptive software and hardware for 5G networks, and a pioneer in end-to-end Open RAN solutions that provide interoperability with other vendors. As a result of innovative technology and significant R&D investments to build and expand 5G solutions, Airspan believes it is well-positioned with 5G indoor and outdoor, Open RAN, private networks for enterprise customers and industrial use applications, fixed wireless access (FWA), and CBRS solutions to help mobile network operators of all sizes deploy their networks of the future, today. With over one million cells shipped to 1,000 customers in more than 100 countries, Airspan has global scale. For more information, visit www.airspan.com.

Cautionary Statement Regarding Forward-Looking Statements

This news release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, NBA’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the listing of Airspan securities on the NYSE American and the timing thereof and the benefits of the business combination, including, among other things, acceleration of Airspan’s revenue growth and expansion of its product portfolio. Such forward-looking statements are based upon the current beliefs and expectations of NBA’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond NBA’s control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

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In addition to factors previously disclosed in NBA’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the impact of COVID-19 on Airspan’s business; (ii) the effect of the announcement or pendency of the transaction on Airspan’s business relationships, performance and business generally; (iii) the ability to maintain the listing of Airspan’s securities on the NYSE American; (iv) the price of Airspan’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Airspan operates, variations in performance across competitors, changes in laws and regulations affecting Airspan’s business and changes in the combined capital structure; (v) the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; (vi) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Airspan operates; (vii) the risk that Airspan and its current and future collaborators are unable to successfully develop and commercialize Airspan’s products or services, or experience significant delays in doing so; (viii) the risk that Airspan may not achieve or sustain profitability; (ix) the risk that Airspan will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (x) the risk that Airspan experiences difficulties in managing its growth and expanding operations; (xi) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations; (xii) the risk that the rollout and utilization of 5G technology will not provide the expected benefits; and (xiii) the risk that Airspan is unable to secure or protect its intellectual property.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond Airspan’s control. All information set forth herein speaks only as of the date hereof in the case of information about Airspan or the date of such information in the case of information from persons other than Airspan, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Airspan’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Investor Relations and Media Relations Contact:

Howard Waterman

hwaterman@airspan.com

917-359-5505

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